UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported):     August 17, 2015

EnSync, Inc.
      (Exact name of registrant as specified in charter)

Wisconsin	001-33540	39-1987014
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS Employer Identification Number)

N93 W14475 Whittaker Way, Menomonee Falls, Wisconsin	53051
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:    (262) 253-9800

ZBB Energy Corporation
      (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item	5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 12, 2015, ZBB Energy Corporation, a Wisconsin corporation (the “Company”), filed an Amendment to its Articles of Incorporation, as amended to date, to change the name of the Company to EnSync, Inc., effective August 17, 2015.

Item	9.01. Financial Statements and Exhibits.

The exhibits required to be filed as a part of this Current Report on Form 8-K are listed in the Exhibit Index attached hereto and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZBB Energy Corporation

Dated: August 17, 2015	By: /s/ Bradley Hansen
Name: Bradley Hansen
Title: Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

3.1	Articles of Amendment to Articles of Incorporation of ZBB Energy Corporation, effective August 17, 2015